                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  Confidential, for Use of the
     Commission Only (as permitted by
     rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                            DETWILER, MITCHELL & CO.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
     -------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     -------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
     -------------------------------------------------------------------------
     (5) Total fee paid:
     -------------------------------------------------------------------------
[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:
Reg. (S) 240.14a-101.
SEC 1913 (3-99)

                                  [LOGO OF DMC]
                            DETWILER, MITCHELL & CO.

                        225 FRANKLIN STREET, 20/TH/ FLOOR
                                BOSTON, MA 02110

                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 20, 2002

To the Stockholders of Detwiler, Mitchell & Co.:

         Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of Detwiler, Mitchell & Co., a Delaware corporation, will be held at The Inn at Rancho Santa Fe, 5951 Linea Del Cielo, Rancho Santa Fe, California 92067 on Monday, May 20, 2002, at 10:00 a.m., Pacific Daylight Savings Time, for the following purposes:

1. To approve a special grant of stock options covering 1,463,333 shares of our Common Stock.

2. To elect three Directors of our company, each to serve for three years or until his successor shall be duly appointed or elected.

3. To ratify the selection of PricewaterhouseCoopers LLP as our company's independent accountants for year 2002.

4. To transact such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on April 2, 2002 will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

     All stockholders are cordially invited to attend the Annual Meeting in person. However, whether or not you plan to attend in person, to assure your representation at the Annual Meeting, you are urged to mark, sign, date, and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope provided for that purpose. Any stockholder attending the meeting may vote in person even if such stockholder returned a completed Proxy.

     Requests for additional copies of proxy materials and other information should be addressed to Investor Relations at the executive offices of our company, 225 Franklin Street, 20th Floor, Boston, Massachusetts 02110, (617) 451-0100.

                                             By Order of the Board of Directors

Boston, Massachusetts
April 10, 2002

                                  [LOGO OF DMC]
                            DETWILER, MITCHELL & CO.

                        225 FRANKLIN STREET, 20/TH/ FLOOR
                                BOSTON, MA 02110

                               PROXY STATEMENT FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 20, 2002

                                     GENERAL

     The enclosed Proxy Statement is solicited by the Board of Directors of Detwiler, Mitchell & Co., a Delaware corporation, for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on May 20, 2002 at 10:00 a.m., Pacific Daylight Savings Time, or at any adjournment(s) or postponement(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at The Inn at Rancho Santa Fe, 5951 Linea Del Cielo, Rancho Santa Fe, California 92067.

     Our company's telephone number is (617) 451-0100. These proxy solicitation materials were first mailed on or about April 12, 2002 to all stockholders entitled to vote at the Annual Meeting.

             INFORMATION CONCERNING VOTING, SOLICITATION AND PROXIES

RECORD DATE AND SHARES OUTSTANDING

     Stockholders of record at the close of business on April 2, 2002 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, our company had approximately 2,652,357 shares of Common Stock, $0.01 par value (the "Common Stock"), and no shares of preferred stock, issued and outstanding.

VOTING AND SOLICITATION

     Each stockholder is entitled to one vote for each share of Common Stock held by him or her.

     Shares of Common Stock represented by properly executed proxies will, unless such proxies have been previously revoked, be voted in accordance with the instructions indicated thereon. In the absence of specific instructions to the contrary, properly executed proxies will be voted FOR the proposal to approve the grant of stock options, FOR the election of each person nominated by the Board of Directors for election as a Director and FOR ratification of the independent auditors. The effect of an abstention or a broker nonvote on a proposal is the same as that of a vote against such proposal. No business other than that set forth in the accompanying Notice of Annual Meeting of Stockholders is expected to come before the Annual Meeting. Should any other matter requiring a vote of stockholders properly arise, the persons named in the enclosed form of proxy (the "Proxy Holders") will have discretionary authority to vote such proxy in accordance with their best judgment on such matter.

     Directors are elected by a plurality vote.

     The cost of this proxy solicitation will be paid by our company. Our company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding soliciting materials to such beneficial owners. Proxies may be solicited by certain of our company's Directors, officers, and employees, without additional compensation, personally or by telephone or telegram.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to our company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Attending the Annual Meeting in and of itself will not constitute a revocation of a proxy.

DEADLINES FOR RECEIPT OF STOCKHOLDER NOMINATIONS, PROPOSALS AND PROPOSALS FOR INCLUSION IN THE PROXY STATEMENT FOR THE 2003 ANNUAL MEETING

     Section 2.5 of our company's Bylaws provides that nominations may be made by the Board of Directors or by any stockholder entitled to vote in the election of Directors generally, provided that all stockholders intending to nominate Director candidates for election must deliver written notice thereof to the Secretary of our company, which notice must be received not less than sixty nor more than ninety days prior to the meeting or, if less than seventy days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, within ten days after the date on which notice of such meeting is first given to stockholders. Such notice must set forth certain information concerning such stockholder and his or her nominee(s), including their names and addresses, such other information as would be required to be in the proxy statement soliciting proxies for the election of the nominees of such stockholder and the consent of each nominee to serve as a Director of our company if so elected. The chairman of the Annual Meeting will refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

     Our company's Bylaws also require that stockholders give advance notice and follow certain other procedures with regard to business they wish to bring before an annual meeting of stockholders. Section 2.6 of our company's Bylaws provides that all stockholders intending to bring business before the meeting deliver written notice thereof to the Secretary of our company in the same manner and within the same periods as required for stockholder nominees for the Board of Directors, as described in the preceding paragraph. Such notice shall set forth certain information concerning such stockholder and the proposed business, including any material interest of the stockholder in such business. The chairman of the Annual Meeting will refuse to permit business to be brought before the Annual Meeting if notice is not given in compliance with the foregoing procedure.

     We intend to hold our next Annual Meeting of Stockholders on or about May 1, 2003. Stockholders seeking to include a proposal in the Proxy Statement for our company's 2003 Annual Meeting must ensure that such proposal is received at the executive offices of our company on or before March 1, 2003. Inclusion of any such proposal is subject to certain other requirements.

BOARD MEETINGS AND COMMITTEES

     The business affairs of our company are managed by or under the direction of the Board of Directors, although it is not involved in day-to-day operations. During the year ended December 31, 2001, the Board of Directors met four times.

     The Board of Directors of our company has standing Audit and Compensation Committees.

     Audit Committee. The Audit Committee recommends to the Board of Directors the appointment of the firm selected to be independent public accountants for our company and monitors and evaluates the performance of such firm; reviews and approves the scope of the annual audit and evaluates with the independent public accountants our company's annual audit and annual consolidated financial statements; reviews our company's financial reporting policies and practices; reviews with management the status of internal control procedures, adequacy of financial staff and other matters and makes such recommendations to the Board of Directors as may be appropriate; evaluates matters having a potential financial impact on our company which may be brought to its attention by management, the independent public accountants or the Board of Directors; and reviews all public financial reporting documents of our company. The current members of the Audit Committee are Frank Jenkins (chairman), Edward Baran and Barton Beek, each of whom is "independent" as defined in the NASDAQ listing standards. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached as Appendix A. The Audit

Committee held four meetings during fiscal 2001 and held two meetings in 2002 prior to release of the earnings report and the filing of the Annual Report on Form 10-K for fiscal 2001. See "Audit Committee Report" below.

     Compensation Committee. The Compensation Committee reviews and makes recommendations to the Board of Directors with respect to the specific compensation to be paid or provided to executive officers and also recommends grants of stock options including incentive stock options under our company's 2000 Omnibus Equity Incentive Plan. The Committee reviews the structure of salary, commissions, bonus and deferred bonus compensation for key employees. The current members of the Compensation Committee are Robert Sharp (chairman) and Messrs. Beek and Jenkins. The Compensation Committee held two meetings during fiscal 2001. See "Compensation Committee Report" below.

     During the fiscal year ended December 31, 2001, each of the Directors of our company attended all of the meetings of the Board of Directors and all of the meetings of the committee(s) of the Board on which he served during the period he served in such capacities.

                    BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth names and certain other information concerning our company's Directors and executive officers, as of April 2, 2002:

                                                                                                            TERM OF
                                                                                                           OFFICE AS
                                                                                                            DIRECTOR
NAME                                      AGE                           POSITION                          WILL EXPIRE
------------------------------------------------------------------------------------------------------------------------
James Mitchell                             63               Chairman, Chief Executive Officer                 2004
                                                                      and Director

James Graves                               53                  Vice-Chairman and Director                     2002

Robert Detwiler                            72                    President and Director                       2002

Edward Hughes                              61                    Chief Operating Officer                      2003
                                                                      and Director

Edward Baran                               66                           Director                              2003

Barton Beek                                78                           Director                              2002

Frank Jenkins                              65                           Director                              2004

Robert Sharp                               66                           Director                              2004

Stephen Martino                            45                    Chief Financial Officer

Stephen Frank                              49               Chief Legal Officer and Secretary


     Information with respect to the principal occupation during the past five years of each nominee, each current Director and each executive officer is set forth below. There currently are no family relationships among Directors or executive officers of our company.

     James Mitchell became a Director in October 1988 and became Chairman of our company on January 1, 1993 and served as Chief Executive Officer between January 1, 1993 and August 30, 1999 and again, since May 22, 2000. He served as President of our company between January 1, 1997 and May 22, 2000. Mr. Mitchell is the founder of one of our operating subsidiaries, James Mitchell & Co. In 1973, Mr. Mitchell was a founding officer of Security First Group, a financial services firm that pioneered the concept of marketing insurance and annuity products through stock brokerage firms. Before joining that firm, Mr. Mitchell served as Vice President of Marketing for the Variable Annuity Life Insurance Company of Houston, Texas. He attended Portland State University and is a registered General Securities Principal with the NASD.

     James Graves was appointed by the Board of Directors to fill a vacancy on February 27, 2002, and was also named Vice-Chairman. Mr. Graves is a Managing Director and partner of Erwin, Graves & Associates, LP, a management consulting firm located in Dallas, Texas. Prior to starting that company, he was the Chief Operating Officer and head of Equity Capital Markets at J.C. Bradford & Co., an investment banking and brokerage firm located in Nashville, Tennessee, which was acquired by Paine Webber in 2000. Mr. Graves received a B.A. degree from Trinity College in Hartford, Connecticut. He is a member of the Board of Directors and Compensation Committee for Cash America International and Hallmark Financial Services, Inc. He is currently a registered NASD General Securities Principal.

     Robert Detwiler is Director and President of our company and one of our principal subsidiaries, Fechtor, Detwiler & Co., Inc. ("Fechtor, Detwiler"). Mr. Detwiler joined Fechtor, Detwiler in 1975. He owned one third of Fechtor, Detwiler until the merger between that company and JMC Group, Inc. in August 1999. He was named a Director of our company May 22, 2000. Mr. Detwiler has been in the securities industry since 1957 and has been with Smith Barney, Laird & Company and Wood, Struthers & Winthrop. He is a member of the Board of Directors of CardioTech International, a public company that is also an investment banking client of Fechtor Detwiler, and Friendship Home, a non-profit corporation. He is a registered General Securities Principal with the NASD.

     Edward Hughes has been employed by Fechtor, Detwiler for 15 years. He is currently Chief Operations Officer and a Director of our company. He holds a Bachelor of Science degree in Business Administration and an Associates Degree in Finance from Northeastern University. Mr. Hughes has served as a member and as Chairman of the 13th District Committee of the NASD. He is a registered General Securities and Financial Principal with the NASD.

     Edward Baran became a Director in August 1992. Mr. Baran, who has spent more than forty years in the insurance industry, is currently Chairman and Chief Executive Officer of BCS Financial Corporation, a financial services holding company. Prior to joining BCS in November 1987, Mr. Baran was Vice Chairman, President and Chief Executive Officer of Capitol Life Insurance Company of Denver, Colorado. He is a graduate of Georgetown University. He is a member of the Audit Committee of the Board of Directors.

     Barton Beek became a Director in January 1984. Mr. Beek is a securities attorney specializing in mergers and acquisitions and a senior partner of O'Melveny & Myers, a law firm that he joined in 1955, with offices worldwide. Mr. Beek is a graduate of the California Institute of Technology, the Stanford University Graduate School of Business and Loyola College of Law. He is a member of the Audit and Compensation Committees of the Board of Directors.

     Frank Jenkins is an Associate Professor of Finance at RPI Lally School of Management in Hartford, Connecticut, and also provides ongoing financial, marketing and business strategy consulting to clients internationally. He was formerly the Chief Financial Officer, Vice President and Managing Partner of Harbridge House (which was purchased by Coopers & Lybrand in 1993) for 25 years until retiring as a Managing Director of Coopers & Lybrand in 1998. He graduated from North Carolina State University with a BSME and has a MBA from Wharton School, University of Pennsylvania. He is currently on the Board of Directors of Metro West Health, Inc., Metro West Community Healthcare Foundation, Inc., Clark, Cutler & McDermott, Inc. and the Boston Classical Orchestra. He is Chairman of the Audit Committee and a member of the Compensation Committee of the Board of Directors.

     Robert Sharp became a Director of our Company in May 1995. Mr. Sharp retired from his position as President and Chief Executive Officer of Keyport Life Insurance Company in February 1992 after having served in that position since 1979. Mr. Sharp is the past chairman of the National Association for Variable Annuities and a former director of the National Association of Life Companies. Mr. Sharp is a graduate of the California State University at Sacramento and is a registered Principal with the NASD. He is also a director of Navallier Variable Funds, a mutual fund complex. He is Chairman of the Compensation Committee of the Board of Directors.

     Stephen Martino became the Chief Financial Officer of our company in October 1999. Prior to joining us, Mr. Martino was Senior Vice President of Finance for Nvest, a New York Stock Exchange listed firm with approximately $125 billion in assets under management. Previously, he served in senior management positions with First Data Corporation and KPMG Peat Marwick. He received a BS in Business Administration, graduating magna cum laude, from Northeastern University. He is a member of the American Institute of CPAs and has a Series 27 Financial and Operations Principal license with the NASD.

     Stephen Frank has been the Chief Legal Officer, Chief Compliance Officer and Secretary of Fechtor, Detwiler & Co., Inc. since 1993 and the Chief Legal Officer and Secretary of our company since the merger. He has a BA in Psychology from C.W. Post College and a JD from New York Law School. Mr. Frank has served both as an arbitrator and as chairperson in NASD sponsored arbitrations and has been a member of the NYSE and NASD Content Committee for national continuing education. He is a registered General Securities, Financial Operations and Options Principal with the NASD.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth certain information regarding compensation paid during our company's last three fiscal years to our Chief Executive Officer, President, Chief Operating Officer and Chief Financial Officer (the "named executive officers") (1):

                                                                                        LONG-TERM
                                                                                      COMPENSATION
                                                                                         AWARDS
                                                                                       SECURITIES
                                                         ANNUAL COMPENSATION           UNDERLYING       ALL OTHER
                                                         --------------------           OPTIONS/      COMPENSATION
     NAME AND PRINCIPAL POSITION             YEAR        SALARY ($) BONUS ($)          SARS (#)(2)        ($)(3)
-------------------------------------------------------------------------------------------------------------------
James Mitchell, Chairman and                 2001        $ 275,769   $       0                0      $     9,929
   Chief Executive Officer                   2000        $ 225,000   $ 105,000                0      $     9,929
                                             1999        $ 225,000   $  61,868           31,250      $     9,529

Edward Hughes, Chief Operating Officer       2001        $ 112,000   $       0           50,000      $     3,069
                                             2000        $ 102,308   $  39,000                0      $     3,069

Stephen Martino, Chief Financial Officer     2001        $ 182,692   $       0           50,000      $     4,099
                                             2000        $ 161,637   $  39,000                0      $     4,099

Andrew Detwiler, President (1)(4)            2001        $  18,587   $       0                0      $ 1,641,481
                                             2000        $       0   $       0           50,000      $ 1,132,250

------------------
(1) Mr. Detwiler resigned as President of our company on October 12, 2001. Although he is no longer an officer or director, he did serve in that capacity for a significant period of time in 2001 and is thus included here as a "Named Executive Officer".

(2) The 31,250 common shares listed under Long-Term Compensation for Mr. Mitchell are Incentive Stock Options granted under the 1993 Executive Stock Option Plan. The 50,000 shares for Mr. Detwiler represent shares granted under our company's 2000 Omnibus Equity Incentive Plan and were canceled on his resignation date. The options for 50,000 shares each to Messrs. Hughes and Martino are subject to stockholder approval and are included in the stock options of Proposal 1 herein. Our company does not have any outstanding Stock Appreciation Rights ("SARs").

(3) Amounts reported for Messrs. Mitchell, Detwiler, Hughes and Martino in the "All Other Compensation" column include $5,100, $5,100, $3,365, $4,512, respectively for 2001 and $5,100, $5,100, $3,069 and $4,099, respectively for 2000 and $4,700 for 1999 for Mr. Mitchell, representing our company's contributions to its 401(k) Savings Plan on their behalf. Additionally, Mr. Mitchell received benefits of $4,829 for each of 2001, 2000 and 1999, representing life insurance premiums paid by our company pursuant to a split dollar insurance agreement.

(4) Mr. Detwiler's compensation under "All Other Compensation" was solely commission-based. Mr. Detwiler also earned a salary during part of 2001, for his role as president of our company.

OPTION GRANTS

     No options to purchase Common Stock to the named executive officers were granted during the 2001 fiscal year except options for 50,000 shares each to Edward Hughes and Stephen Martino, which are included in the stock options of Proposal 1 herein. Such options are not considered granted unless Proposal 1 is passed. The following table provides pro forma information related to such grants of options to the named executive officers during the 2001 fiscal year if such options are approved by the stockholders:

Pro Forma Stock Option Information


                                  INDIVIDUAL GRANTS                                            POTENTIAL REALIZABLE
-----------------------------------------------------------------------------------              VALUE AT ASSUMED
                                     PERCENT OF TOTAL                                             ANNUAL RATE OF
                      NUMBER OF        OPTIONS/SARS                                                STOCK PRICE
                      SECURITIES      GRANTED TO ALL                                             APPRECIATION FOR
                      UNDERLYING         EMPLOYEES      EXERCISE PRICE                           OPTION TERM (2)
                     OPTIONS/SARS      DURING FISCAL     OR BASE PRICE   EXPIRATION              ---------------
       NAME          GRANTED (1)         YEAR (1)           ($/SH)          DATE               5% ($)         10%($)
       ----          -----------         --------           ------          ----           -------------  -------------
Edward Hughes           50,000               3.4%            $1.01       11/14/06            $13,814          $30,525
Stephen Martino         50,000               3.4%            $1.01       11/14/06            $13,814          $30,525

(1) The options listed above vest in annual installments of 16,667, 16,667 and 16,666 shares beginning November 14, 2002. Our company does not have any outstanding SARs.

(2) The 5% and 10% assumed rates of appreciation are mandated by rules of the Securities and Exchange Commission and do not represent our company's estimate or projection of the future Common Stock price. The potential realizable value for the above options were calculated using the closing price of the Common Stock on November 14, 2001 of $1.01 per share.

OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

         The following table provides information related to options exercised by the named executive officers during the 2001 fiscal year and the number and value of options held at fiscal year-end, assuming the Stockholder Approved Options in Proposal 1 are approved by stockholders.

                                                              NUMBER OF SECURITIES
                                                              UNDERLYING UNEXERCISED             VALUE OF UNEXERCISED
                                                                OPTIONS/SARS AT FY-             IN-THE-MONEY OPTIONS/
                         SHARES ACQUIRED      VALUE              END (#)(1)(2)                SARS AT FY-END ($)(1)(2)
           NAME           ON EXERCISE (#)   REALIZED ($)    EXERCISABLE  UNEXERCISABLE      EXERCISABLE    UNEXERCISABLE
    -----------------------------------------------------------------------------------------------------------------------
    James Mitchell               0               0              45,834         10,416       $          0     $          0
    Edward Hughes (3)            0               0              29,167         58,333       $      8,000     $      1,500
    Stephen Martino (3)          0               0              16,667         58,333       $          0     $      1,500
    Andrew Detwiler (4)          0               0               8,334              0       $          0     $          0

--------------------
(1)  Our company does not have any outstanding SARs.

(2) The closing price for the Common Stock on December 31, 2001, as reported by the NASDAQ SmallCap Market, was $1.04. Mr. Hughes' exercisable options include options to purchase 12,500 shares of Common Stock at a price of $0.40 per share granted under the 1999 Special Stock Option Plan and no other in-the-money options. Messrs. Mitchell, Martino and Detwiler had no in-the-money options at the end of 2001.

(3) Unexercisable options listed for Messrs. Hughes and Martino include a grant of options to purchase 50,000 shares of Common Stock at a price of $1.01, the closing price on November 14, 2001. These options are subject to stockholder approval and are included in the options covered by Proposal I herein. The table assumes that the options have been approved.

(4) The stock options existing at the end of the year for Mr. Detwiler include options to purchase up to 8,334 shares of Common Stock, which expired unexercised on January 12, 2002.

COMPENSATION OF DIRECTORS

     The members of the Board of Directors who are not full-time employees of our company are entitled to receive reimbursement for out-of-pocket expenses they incur in attending Board of Directors' meetings and otherwise performing their duties and receive fees of $1,000 for each meeting of the Board of Directors which they attend. Members of committees additionally receive $500 per committee meeting held on the same day as a Board of Directors' meeting, or $1,000 per committee meeting if held on a different day. Non-employee Directors receive formula grants of non-qualified stock options under our company's 2000 Omnibus Equity Incentive Plan. Options to acquire 6,000 shares of Common Stock are to be granted within six months after an individual takes office as a Director and options to acquire an additional 6,000 shares are to be granted within six months after every third anniversary of such Director's taking office.

TRANSACTIONS INVOLVING DIRECTORS

     Effective as of October 1, 2001, Detwiler, Mitchell & Co. entered into a Letter of Engagement with Erwin, Graves & Associates, LP ("Erwin Graves"), a management consultancy firm located in Dallas, Texas. James Graves is a partner of the firm with a 25% interest in the partnership with his spouse having an additional 25% interest. The arrangement with Erwin Graves allows for two payments of $50,000 (or 50,000 shares of Common Stock in lieu of $50,000). One payment of 50,000 shares of common stock was made December 17, 2001 in lieu of $50,000. On November 12, 2001, the Compensation Committee and the Board authorized the grant of stock options to purchase 250,000 shares of Common Stock to Erwin Graves at a price equal to the closing price on the Nasdaq SmallCap Market on November 14, 2001, subject to approval by our stockholders. Such options are included in the total number of options covered by Proposal I herein. The Letter of Engagement was filed as an exhibit to our Form 10-K for the year ended December 31, 2001 dated March 15, 2002.

     On February 27, 2002, Mr. Graves was elected a Director and Vice-Chairman, and is standing for re-election at the Annual Meeting.

     Effective March 22, 2002, the Company borrowed $300,000 from James H. Graves and delivered to Mr. Graves a 14 month promissory note (the "Note") bearing interest at 10% per annum, secured by non-marketable securities having a book value of $303,500 at February 28, 2002. The Note contains a provision, which allows Mr. Graves on 3 business days notice to the Company to purchase the non-marketable securities, which are collateral for the Note in exchange for cancellation of the Note and any interest due thereon. The cash borrowed by the Company from Mr. Graves will be transferred to its subsidiary, Fechtor, Detwiler & Co., and will therefore increase capital of Fechtor, Detwiler & Co. for regulatory purposes.

COMPENSATION COMMITTEE REPORT

     During 2001, executive compensation policy and practice were recommended to the Board by the Compensation Committee (the "Committee"). The Committee is composed of Robert Sharp, Chairman, Frank Jenkins and Barton Beek. The Committee held two meetings during 2001.

     No member of the Compensation Committee served as an officer or employee of our company or its subsidiaries. No executive officers of our company served during fiscal 2001 on the board of directors of any company which had a representative on our company's Board of Directors. No member of our company's Board of Directors served during 2001 as an executive officer of a company whose board of directors had a representative from our company on its Board of Directors.

     The Committee's compensation policy is to provide our company's senior officers, including the executive officers named in this proxy statement, with base salaries commensurate with the base salaries of executives in our industry, augmented by (i) performance-based bonuses and (ii) stock incentives, primarily stock options. The objectives of the Committee's policies are to attract and retain outstanding executives by providing compensation opportunities comparable to those offered by other companies in our industry, and to motivate and reward these executives with bonuses and stock awards which link their total compensation to the enhancement of stockholder values.

     For several months prior to November 12, 2001, the Compensation Committee of the Board of Directors together with senior management and an industry consultant (James Graves, now a director and candidate for re-election) were addressing the compensation plan of each revenue production department to ensure the interests of employees and stockholders were aligned. On November 12, 2001, the Compensation Committee adopted and the Board approved a new compensation plan for institutional sales, research and trading professionals, which the Committee believes aligns total compensation with the interests of stockholders and is more consistent with changing industry standards. As an integral part of the new compensation plan, the Committee recommended and the Board approved grants of options covering a total of 1,970,000 shares of Common Stock at the market price on the date of grant. Of the 1,970,000 options so approved, 1,463,333 are subject to approval by stockholders. See "Proposal to Approve Special Grant of Stock Options" herein. It was the sense of the Committee that meaningful stock ownership on the part of the key employees was an essential element of recovery on the part of the Firm and was a necessary part of acceptance by key employees of the new compensation plan. Such approval included the grant of options to future employees to fill certain key positions with an exercise price equal to the closing price of the Common Stock on their first day of employment, and also included the option for 250,000 shares to Erwin, Graves & Associates, LP, as described above under "Transactions Involving Directors".

     The new compensation plan was implemented at Fechtor Detwiler on December 1, 2001 with the following major provisions: payouts to institutional salesmen, research analysts and traders decreased from a combined 62% to 48% (a 23% reduction); execution costs and certain direct sales expenses will be shared by employees and the Firm; employees will be paid a guaranteed salary; bonuses earned in excess of the guaranteed salary will be deferred with 75% being paid annually on a staggered basis (by department) and 25% paid over a three-year vesting period beginning the following year. Deferred bonuses will be forfeited by any employee upon termination. Additionally, all institutional salesmen, research analysts, and trading employees executed an employment and non-compete agreement with the Firm in consideration for significant stock option grants and the aforementioned restructured compensation plan.

     Mr. Mitchell is the only executive under an Employment Agreement. His compensation was $276,000 for the year 2001 and $225,000 for each of 2000 and 1999. His base salary of $225,000 was established pursuant to a three-year employment contract entered into in 1998. The contract was renewed as of January 1, 2001 for an additional three-year term, amending it as well to increase his base salary to $285,000 and providing for Mr. Mitchell to participate in the same annual bonus award plan as other senior executives of our company. Effective October 29, 2001, in light of reduced revenues at our company, Mr. Mitchell voluntarily reduced his salary to $225,000.

     The Committee at its November 12, 2001 meeting considered the operating results for 2001 and determined that although all executives were diligent in their duties, no cash bonuses be awarded to the officers and employees of our company.

     Among the options authorized at the November 12, 2001 meeting were options to Stephen Frank, Chief Legal Officer, Stephen Martino, Chief Financial Officer and Edward Hughes, a Director and Chief Operating Officer, who each received options to purchase 50,000 shares. These options are included in the total subject to stockholder approval at the annual meeting under Proposal 1. No other options were granted to officers. The following directors, Messrs. Beek, Baran and Sharp, received a grant of options to purchase 6,000 shares each as part of the automatic grant of options under the 2000 Omnibus Equity Incentive Plan during 2001.

     This report shall not be deemed incorporated by reference by any general statement incorporating this proxy statement by reference into any filing under the Securities Acts, except to the extent that our company specifically incorporates this information by reference, and shall not otherwise be deemed "filed" under such Acts.

                                  Respectfully submitted:
                                  The Compensation Committee

                                  Robert Sharp, Chairman
                                  Barton Beek
                                  Frank Jenkins

AUDIT COMMITTEE REPORT

     The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities relating to our company's financial reporting process, its systems of internal accounting and financial controls, and the independent audit of its financial statements. See "Audit Committee" under "Board Meetings and Committees" above, and the Audit Committee charter attached as Appendix A.

     The Audit Committee has reviewed and discussed with management the audited financial statements of our company for the fiscal year ended December 31, 2001. The Audit Committee has reviewed and discussed with PricewaterhouseCoopers LLP, our company's independent accountants who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgment as to the quality, not just the acceptability, of our company's accounting practices and such other matters as are required to be discussed by the independent accountants with the Audit Committee under generally accepted auditing standards including the matters required to be discussed by Statement on Auditing Standards No. 61.

     The Audit Committee has also received the written disclosures from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 and the Audit Committee has discussed the independence of PricewaterhouseCoopers LLP with that firm.

     Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to the Board of Directors that our company's audited financial statements be included in our company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 for filing with the Securities and Exchange Commission.



                                 Respectfully Submitted:  The Audit Committee
                                 Frank Jenkins, Chairman
                                 Edward Baran
                                 Barton Beek


                                PERFORMANCE GRAPH

     The following chart compares the yearly percentage change in the cumulative total stockholder return on the Common Stock during the five fiscal years ended December 31, 2001 with the cumulative total return on the S&P 500 Index and the NASDAQ Financial Stocks Industry Index.

     Assumes $100 invested on December 31, 1996 in NASDAQ Financial Stock Industry Index, S&P 500 Index and Detwiler, Mitchell & Co.

                             [GRAPHIC REMOVED HERE]

PERFORMANCE          1996          1997        1998         1999        2000         2001
NASDAQ             $ 100.00      $ 152.93    $ 148.57     $ 147.58    $ 159.40     $ 175.37
S&P 500            $ 100.00      $ 133.45    $ 172.19     $ 208.54    $ 189.97     $ 167.58
DMCO               $ 100.00      $  67.70    $  96.80     $ 141.90    $  64.50     $  26.83

         The foregoing information shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent our company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     Unless otherwise noted below, the following table presents certain information with respect to the ownership of the Common Stock as of April 2, 2002 by each person known by our company to own beneficially more than 5% of the Common Stock, by each person who is a Director or nominee for Director of our company, by each named executive officer and by all executive officers and Directors of our company as a group:

                                                                               SHARES OF COMMON
                                                                                    STOCK
                                                                              BENEFICIALLY OWNED
                                                                           AS OF APRIL 2, 2002 (1)
                                NAME                                      NUMBER (2)(3)      %
--------------------------------------------------------------------------------------------------
Robert Detwiler (4)(5)                                                      605,625       21.90%

James Mitchell                                                              237,976        8.61%

James Graves (6)                                                             50,000        1.81%

Edward Hughes (4)                                                            56,460        2.04%

Stephen Martino                                                              30,895        1.12%

Robert Sharp                                                                 54,750        1.98%

Frank Jenkins                                                                44,500        1.61%

Barton Beek                                                                  41,000        1.48%

Edward Baran                                                                 12,250            *

All Executive Officers and Directors as a group (9 persons)(7)            1,120,957       40.54%
            Total outstanding shares (7)                                  2,765,275

*    Less than 1%
----------------
(1) All ownership figures include options to purchase shares of Common Stock exercisable within 60 days of April 2, 2002, as set forth below. Except as otherwise noted below, each individual, directly or indirectly, has sole or shared voting and investment power with respect to the shares listed.

(2) Includes approximately 9,635, 2,793, 4,228, and 16,657 vested shares of Common Stock contributed by our company to its 401(k) Savings Plan for Messrs. Mitchell, Hughes, Martino and for all executive officers and Directors as a group. Outside Directors do not have 401(k) Plan holdings with our company.

(3)  Includes options to purchase 45,834, 29,167, 16,667, 11,250, 2,000, 11,250,
     9,250 and 125,418 shares of Common Stock for Messrs. Mitchell, Hughes, Martino, Sharp, Jenkins, Beek, Baran and for all executive officers and Directors as a group, respectively.

(4) Includes 50,000 shares of Common Stock for Mr. Detwiler which represent a part of 150,000 shares held in trust ("Trust Shares") to reimburse our company for any shares issued by our company upon exercise of stock options under the 1999 Special Stock Option Plan (the "Special Plan") assumed by our company after the merger. Reimbursed shares will be summarily canceled upon receipt by our company. Mr. Hughes's ownership also include options to purchase 12,500 shares which were granted under the Special Plan. There will be no dilution in issued and outstanding common stock of our company should Mr. Hughes exercise his options due to the fact that all shares underlying these options will be reimbursed to the company as described above.

(5) Includes 2,500 shares owned by Mr. Robert Detwiler's wife, as to which he disclaims beneficial ownership.

(6) Includes 50,000 shares owned by Erwin, Graves & Associates, LP as to which Mr. Graves has shared voting power. Not included are options, subject to stockholder approval, held by Erwin Graves & Associates, LP, to purchase an additional 250,000 shares, 83,334 shares of which will become immediately exercisable if approved. None of such options are exercisable within 60 days, unless approved by the stockholders. Mr. Graves and his wife each have a 25% partnership interest in Erwin, Graves & Associates, LP.

(7) Includes stock options to purchase up to 112,918 shares of Common Stock. The stock option to purchase 12,500 shares of Common Stock for Mr. Hughes under the 1999 Special Stock Option Plan is not included in this total as no dilution of outstanding shares will occur due to exercise of these options.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires our company's Directors and executive officers, and persons who own more than 10% of a registered class of its equity securities, to file with the Securities and Exchange Commission, NASDAQ and the Pacific Stock Exchange initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of our company. Executive officers, Directors and greater than 10% stockholders are required by Securities and Exchange Commission regulations to furnish our company with copies of all Section 16(a) reports they file.

     Specific due dates for these reports have been established and we are required to identify those persons who failed to timely file these reports. To our knowledge, based solely on review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2001, all Section 16(a) filing requirements applicable to its executive officers, Directors and greater than 10% beneficial owners were complied with.

I.   PROPOSAL TO APPROVE SPECIAL GRANT OF STOCK OPTIONS

     On November 12, 2001, the Board of Directors, acting upon the recommendations of company management and the Compensation Committee, granted stock options to purchase a total of 1,970,000 shares of Common Stock, of which 1,463,333 were granted subject to stockholder approval. These options were granted as part of an overall, newly designed compensation plan enabling our company to retain key employees and hire others. See "Compensation Committee Report." Erwin Graves & Associates, an independent consultancy firm, has been aiding our company with sensitive management decisions since the Merger. Of the total options granted, 250,000 were granted to that firm. One of the principals of that firm, James Graves, was appointed on February 27, 2002 to fill a vacancy on the Board of Directors and stands for re-election at this Annual Meeting.

SUMMARY OF BASIC FEATURES

     A general description of the basic features of the stock options are outlined below. A copy of the form of stock option agreement was filed in our Annual Report on Form 10-K as Exhibit 10.12 for the year ended December 31, 2001.

     Manner of Exercise and Purchase. Options may be exercised by delivery of a Notice of Exercise and Common Stock Purchase Agreement in a form as provided with the optionee's Stock Option Agreement, along with payment in full of the total Option exercise price for the shares to be purchased.

     Termination of Options. Upon the termination of an optionee's employment or other service with our company, the optionee will have 30 days to exercise options vested as of the date of termination; provided that if the termination is due to the optionee's death, the estate of the optionee will have six months to exercise. If the termination is due to disability of the optionee, which is expected to last for longer than twelve months, then the optionee shall have the right to exercise any vested options for six months after date of termination. The Committee, in its discretion, may extend such termination of option.

     Effect of Stock Issuance. The issuance of shares of Common Stock under the Stock Options will dilute the voting power of current stockholders of our company. A maximum of 1,463,333 shares will be reserved for issuance under the options which are the subject of this Proposal. In the event of any reorganization, merger, recapitalization, stock dividend, stock split or similar change in the corporate structure or shares of our company, appropriate adjustments will be made to the number and kind of shares reserved and under outstanding stock options and to the exercise price of outstanding stock options. As of March 22, 2002, our company had 2,652,357 shares issued and outstanding. Our company plans to register under the Securities Act of 1933 the shares issuable upon exercise of Options, within one year of issuance, thereby making such shares eligible for resale in the public market without restriction by non-affiliates of our company one year after the grant of options, to the extent Options are then exercisable. However, affiliates of our company may generally only publicly resell shares of common stock, including shares issued in a registered transaction, under Rule 144, which limits the volume of such sales, requires that they be made in certain types of market transactions, requires that our company be current in its reports under the securities laws and requires that a specified notice of sale be filed.

FEDERAL INCOME TAX CONSEQUENCES

     The following description of federal income tax consequences is based on current statutes, regulations and interpretations. There may however be, pending legislative proposals, which would affect the taxation of capital gains. The description does not include state or local income tax consequences. In addition, the description is not intended to address specific tax consequences applicable to an individual optionee who receives an Option.

     Initial Grant of Option. The grant of an option ordinarily would not be a taxable event for the optionee. Accordingly, our company obtains no deduction from the grant.

     Nonqualified Stock Options. These Options shall be Nonqualified Stock Options and as such, upon exercise, the amount by which the fair market value of the shares on the date of exercise exceeds the exercise price will be treated as ordinary income (i.e., compensation) to the optionee. Our company will be entitled to a deduction in the same amount, provided it makes all required withholdings. In general, the optionee's tax basis in the shares acquired by exercising a Nonqualified Stock Option is equal to the fair market value of such shares on the date of exercise. Upon a subsequent sale of any such shares in a taxable transaction, the optionee will realize capital gain or loss (long-term or short-term, depending on whether the shares were held for the required holding period before the sale) in an amount equal to the difference between his or her basis in the shares and the sale price. If the price of the common stock of our company is higher than the exercise price of the individual options on the date of approval by the stockholders, our company will be required to record as compensation expense the difference between the market price and the exercise price. Any compensation expense deduction on the optionee's sale of shares under these circumstances will be taken by the company at the time of approval by the stockholders.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE SPECIAL GRANT OF STOCK OPTIONS

II.  ELECTION OF DIRECTORS

NOMINEES

         Three of our company's total of eight Directors are to be elected at the Annual Meeting. The Board of Directors of our company has authorized the nomination at the Annual Meeting of the persons named below as candidates. Unless otherwise directed, the Proxy Holders will vote the proxies received by them for the nominee named below. In the event that any nominee is unable or declines to serve as a Director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the existing Board of Directors to fill the vacancy. It is not expected the nominees will be unable or will decline to serve as Directors.

     Information with respect to the nominees to the Board of Directors is set forth above in "Directors and Executive Officers." The nominees are:

                                   Barton Beek
                                 Robert Detwiler
                                  James Graves

     The Directors elected at this Annual Meeting will serve three-year terms, until the annual meeting of stockholders in 2005, and until their successors are duly elected.

REQUIRED VOTE

     The affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy and entitled to vote is required for the election of each Director nominee.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE PERSONS NOMINATED FOR ELECTION AS DIRECTOR.

III. RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors is recommending the ratification of its selection of PricewaterhouseCoopers LLP as independent accountants to audit our financial statements for the current fiscal year ending December 31, 2002.
PricewaterhouseCoopers LLP has audited our financial statements for calendar year 2001.

     PricewaterhouseCoopers LLP has advised our Audit Committee that it is "independent" of us within the rules and guidelines of the SEC, the American Institute of Certified Public Accountants and the Independence Standards Board.

Audit Fees:
----------

     Audit fees billed to our company by PricewaterhouseCoopers for review of our annual financial statements and quarterly financial statements included in quarterly reports on Form 10-Q, for the year 2001, totaled $150,000.

     We did not engage PricewaterhouseCoopers LLP to provide advice regarding financial information systems design and implementation during 2001.

     Fees billed to our company by PricewaterhouseCoopers LLP with respect to the year 2001 for all other non-audit services rendered to our company including tax related services and regulatory advisory services totaled $119,000.

     The Audit Committee has concluded that the provision of the other services including tax related services by PricewaterhouseCoopers LLP is compatible with maintaining their independence.

     A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if desired, and will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF INDEPENDENT ACCOUNTANTS.

                                  OTHER MATTERS

     The Board of Directors knows of no other business which will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgments of the persons voting the proxies. It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN, AND RETURN YOUR PROXY PROMPTLY.

                                           By Order of the Board of Directors

Dated:  April 10, 2002

                                   APPENDIX A

                            DETWILER, MITCHELL & CO.

                             AUDIT COMMITTEE CHARTER

PURPOSE

The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including by overviewing the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, the Company's systems of internal accounting and financial controls, and the annual independent audit of the Company's financial statements.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose. The Board and the Committee are in place to represent the Company's shareholders; accordingly, the outside auditors are ultimately accountable to the Board and the Committee.

The Committee shall review the adequacy of this Charter on an annual basis.

MEMBERSHIP

The Committee shall be comprised of not less than three members of the Board, and the Committee's composition will meet the requirements of the Audit Committee Policy of the NASD.

Accordingly, all of the members will be directors:

1. Who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company; and

2. Who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee. In addition, at least one member of the Committee will have accounting or related financial management expertise.

KEY RESPONSIBILITIES

The Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, as well as the outside auditors, have more time, knowledge and more detailed information on the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditors' work.

The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

..    The Committee shall review with management and the outside auditors the audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K) and review and consider with the outside auditors the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61.

..    The Committee shall discuss with the outside auditors their judgments about the quality, not just the acceptability, of the accounting principles used by the Company in its financial reporting.

..    As a whole, or through the Committee chair, the Committee shall review with the outside auditors the Company's interim financial results to be included in the Company's quarterly reports to be filed with the Securities and Exchange Commission and the matters required to be discussed by SAS No. 61, prior to the Company's filing of the Form 10-Q.

..    The Committee shall discuss with management and the outside auditors the quality and adequacy of the Company's internal controls.

..    The Committee shall:

     . Request from the outside auditors annually, a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard Number 1;

     . Discuss with the outside auditors any such disclosed relationships and their impact on the outside auditor's independence; and

     . Recommend that the Board take appropriate action to oversee the independence of the outside auditors.

..    The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority and responsibility to select (or nominate for shareholder approval), evaluate and, where appropriate, replace the outside auditors.

[Side One]


                            DETWILER, MITCHELL & CO.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned appoints James Mitchell and Stephen Frank, and each of them, proxies with full power of substitution, to vote all shares of Common Stock of Detwiler, Mitchell & Co. (the "Company") held of record by the undersigned as of April 2, 2002 at the Annual Meeting of Stockholders of the Company, to be held at The Inn at Rancho Santa Fe, 5951 Linea Del Cielo, Rancho Santa Fe, California 92067 on Monday, May 20, 2002, at 10:00 a.m., Pacific Daylight Savings Time, and at any and all adjournments thereof, upon the following matters:

                         ANNUAL MEETING OF STOCKHOLDERS

(continued and to be signed on the reverse side)

[Side Two]

     Please mark your vote as this   X
                                     -
     (1) Proposal To Approve Special Grant Of     For    Against   Abstain     (3)  Proposal to ratify      For   Against  Abstain
         Stock Options                            [_]      [_]       [_]            the selection of        [_]     [_]     [_]
                                                                                    PricewaterhouseCoopers
                                                                                    LLP as our company's
                                                                                    independent accountants
                                                                                    for year 2001.

     (2) Election of three directors each                                      (4)  In accordance           For   Against  Abstain
         for three years or until his             For    Withold   For All          with the discretion of  [_]     [_]     [_]
         successor  shall be duly appointed or    All      All     Except           the proxy holders, upon
         elected.                                 [_]      [_]       [_]            such other matters as
                                                                                    may properly come
         Nominees: (1) Barton Beek, (2) Robert Detwiler                             before the Annual
         and (3) James Graves                                                       Meeting and at any and
                                                                                    all Adjournments
     (To withhold  authority  for an  individual                                    thereof.
     nominee,   strike   a  line   through   the
     nominee's name in the list above.)


THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE FOREGOING PROPSALS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR EACH OF THE ABOVE PROPOSALS.


Signature or signatures of Stockholder(s) ______________________________________
_____________________ Dated: ________, 2002 (Your signature should conform exactly to your name as printed hereon. Any co-owners may sign. Executors, administrators, trustees, etc. should give full title as such. If the stockholder is a corporation, a duly authorized officer should sign on behalf of the corporation and should indicate his or her title.)